UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2024
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Gold Flora Corporation
(Exact name of registrant as specified in its charter)
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Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)
(949) 252-1908
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 26, 2024, Gold Flora Corporation (the “Company”) held a special meeting of stockholders of the Company (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposals:

1.To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s common stock with a par value of $0.01 per share (the “Common Stock”) at a ratio of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio of, effective time of and decision to implement the reverse stock split, to be determined by the Board of Directors (the “Reverse Stock Split”);
2.To approve, as required by subsection 10.10(1)(a) of the Cboe Canada Inc. Listing Manual (the “Cboe Manual”), the potential issuance of shares (calculated on a fully-diluted basis) in excess of 25% of the total number of shares of Common Stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to a loan agreement, dated August 27, 2024, by and between the Company and J.J. Astor & Co. (the “Potential Conversion Issuance”); and
3.To consider and vote upon an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

The voting results are reported below.

Proposal 1 – Reverse Stock Split

The Reverse Stock Split was approved by a majority of the outstanding shares of Common Stock entitled to vote on the matter. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
148,323,339	9,951,507	70,655
Proposal 2 – Potential Conversion Issuance

The Potential Conversion Issuance, as required by subsection 10.10(1)(a) of the Cboe Manual, was approved by a majority of the votes cast at the Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
113,427,880	3,956,051	2,492,590	38,468,980

Proposal 3 – Adjournment

The adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting was approved by a majority of the votes cast at the Meeting. However, no such adjournment was required as the Reverse Stock Split and Potential Conversion Issuance proposals were both approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
146,494,305	9,390,364	2,460,832

Item 7.01 Regulation FD Disclosure.

On November 27, 2024, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Title
99.1	Press Release of Gold Flora Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

Dated: November 27, 2024	By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer